   (AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 28, 1994)
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 13, 1994

                            LITTON INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       1-3998                      95-1775499
      (State or other                 (Commission                  (IRS Employer
      jurisdiction of                 File Number)              Identification No.)
       incorporation)

           360 NORTH CRESCENT DRIVE, BEVERLY HILLS, CALIFORNIA 90210
             (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (310) 859-5000

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

ITEM 5. OTHER EVENTS

    As the Registrant has previously reported in a filing on Form 8-K dated June 17, 1993, and in subsequent filings with the Commission, the Registrant's Board of Directors has approved the implementation of a plan to distribute to the stockholders of the Registrant all of the Common Stock of a company which will carry on the Registrant's oilfield information services and industrial automation systems businesses. This company, which is named Western Atlas Inc. ("Western Atlas"), has filed a Registration Statement on Form 10 (SEC File No. 1-12430) under the Securities Exchange Act of 1934, and it is expected that the distribution of the Common Stock of Western Atlas to the Registrant's
stockholders will be effected as soon as practicable after the Form 10 Registration Statement becomes effective. The operations of Western Atlas have been classified as "Discontinued Operations" in the Registrant's Annual Report on Form 10-K for the fiscal year ended July 31, 1993 and subsequent thereto.

    As Western Atlas has reported in Amendment No. 2 on Form 10/A filed on January 19, 1994 with the Commission, on January 13, 1994 Western Atlas International, Inc. ("WAII"), a majority-owned subsidiary of Western Atlas, agreed to purchase the business and substantially all of the assets (except cash and real property) of the geophysical services business of Halliburton Company and certain of its subsidiaries (collectively, "Halliburton") (the "Halliburton Transaction"). The geophysical services business of Halliburton ("HGS") engages in the acquisition, processing and interpretation of surface seismic data, and the development, manufacture, sale, licensing and marketing of related products and services, both domestically and internationally. WAII will assume obligations under executory contracts of the ongoing portions of HGS, as well as obligations related to certain portions of HGS to be discontinued and other liabilities as further described below (the "Operating and Shutdown Liabilities").

    A closing with respect to the Halliburton Transaction occurred on January 13, 1994 (the "Closing Date"), effective as of December 31, 1993. However, the purchase of certain operations of HGS (the "Secondary Operations") was not consummated on the Closing Date because certain third-party consents were required and had not been obtained. One of the Secondary Operations is located in Saudi Arabia (the "Saudi Operation"), where the sale to WAII is subject to a right of first refusal held by Halliburton's partner. Accordingly, the closings relative to these Secondary Operations (the "Deferred Closings") will occur at various times (the "Deferred Closing Dates") within six months following the Closing Date if the required consents are obtained by Halliburton. During the period from December 31, 1993 to the applicable Deferred Closing Date (the "Interim Period"), the respective Secondary Operation has been and will be operated for the benefit and account of Halliburton.

    The purchase price for the assets acquired is the adjusted net book value of such assets as of January 1, 1994, plus $25,000,000. The purchase price is estimated to be $220,000,000 (the "Estimated Purchase Price"), including the amount payable if the purchase of the Saudi Operation by the Company is completed. The Estimated Purchase Price is payable by a cash payment of $100,000,000 (the "Cash Payment"), which was paid on the Closing Date, and the balance will be paid in promissory notes of Western Atlas (the "Notes"). Any difference between the Estimated Purchase Price and the final purchase price will result in a dollar-for-dollar adjustment.

    Those portions of the purchase price applicable to the Secondary Operations (the "Deferred Purchase Price") were withheld from the amounts paid on the Closing Date and will be paid in Notes on the respective Deferred Closing Dates (except with respect to the Saudi Operation, where it will be paid in a combination of cash and Notes). The Deferred Purchase Price is estimated to be $30,000,000.

    On the Closing Date, Western Atlas, in addition to making the Cash Payment, delivered to Halliburton two Notes, each in the principal amount of $45,000,000 and with an annual interest rate of 5.65% (the "Closing Date Notes"). One of the Closing Date Notes has a maturity date of three years and six months following the Closing Date, and the other has a maturity date of four years following the Closing Date. Interest on both of the Closing Date Notes is payable semi-annually.

    As each Deferred Closing occurs, the respective portion of the Deferred Purchase Price applicable to the relevant Secondary Operation (the "Respective Deferred Amount") will be paid by the issuance on such

Deferred Closing Date of two Notes ("Deferred Closing Notes"), each in the principal amount equal to one half of the Respective Deferred Amount and with the same interest rate, maturity dates and interest payment dates as the Closing Date Notes; PROVIDED, HOWEVER, that the Respective Deferred Amount applicable to the Saudi Operation shall be paid at the Deferred Closing by the payment of $10,000,000 in cash and the balance in two Deferred Closing Notes.

    WAII will assume liabilities related to certain operations of HGS that are to be discontinued, including certain of Halliburton's marine seismic activities, its land seismic activities and its data processing activities. WAII has also agreed to perform certain contractual obligations of Halliburton, including warranty and technical support obligations. These Operating and Shutdown Liabilities include the executory obligations under marine vessel charters and leases, equipment and other personal property leases, real property leases, certain sales contracts that are loss contracts, and certain other specified liabilities.

    The consideration for the assumption of the Operating and Shutdown Liabilities by WAII will be $73,838,000, which Halliburton paid to WAII on the Closing Date by issuing to WAII a promissory note in the principal amount of $73,838,000, with an annual interest rate of 4% (the "Halliburton Note"). A portion of the Halliburton Note equal to $33,838,000 will be payable one month following the Closing Date, and the balance will be payable in quarterly installments over the period of two years thereafter.

    Halliburton has agreed that it will not compete with Western Atlas in the seismic business prior to January 1, 1998.

    The Amendment No. 2 on Form 10/A of Western Atlas referred to above contains audited financial statements of the acquired operations of Halliburton for the three fiscal years ended December 31, 1992, and for the nine months ended September 30, 1993, and also contains pro forma financial statements of Western Atlas which give effect, among other items, to the Halliburton Transaction. The Halliburton Transaction has no financial effect upon the continuing operations of the Registrant.

    On the effective date of the distribution of the Common Stock of Western Atlas, Western Atlas intends to borrow sufficient funds under a bank credit facility to repay the Registrant for sums advanced to make the Cash Payment to Halliburton on the Closing Date. From and after the effective date of such distribution, the Registrant will have no interest in the assets acquired in the Halliburton Transaction and no remaining liabilities in connection therewith.

                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LITTON INDUSTRIES, INC.

                                          By _______/s/_NORMAN L. ROBERTS_______
                                                     Norman L. Roberts
                                                   Senior Vice President

January 27, 1994